Exhibit 99.1

Bronco Drilling Company, Inc. Names New Chairman

OKLAHOMA CITY, August 7, 2007 (BUSINESS WIRE)—Bronco Drilling Company, Inc., (Nasdaq/GM:BRNC), is pleased to announce the appointment of D. Frank Harrison as Chairman of the company’s board of directors. Mr. Harrison will continue to serve as the company’s Chief Executive Officer. Mike Liddell, the company’s former Chairman, will continue to serve as a director of the company.

In connection with the appointment, Mr. Liddell stated “the board and I believe that Frank serving as Chairman is a natural progression and one that will benefit Bronco and its stockholders due to his intimate knowledge of the company and its operations. He has the requisite leadership qualities to ensure a successful transition to a new role.”

Regarding the Chairmanship, Mr. Harrison stated, “I am honored by the recent appointment as Chairman. Mike has done a terrific job and been an integral part of the company’s growth and success. He has set a very high standard, and I look forward to working with him as we continue to shape the direction of the company.”

About Bronco Drilling

Bronco Drilling Company, Inc. is a publicly held company headquartered in Edmond, Oklahoma, and is a provider of contract land drilling services to oil and natural gas exploration and production companies. Bronco’s common stock is quoted on The Nasdaq Global Market under the symbol “BRNC”. For more information about Bronco Drilling Company, Inc., visit http://www.broncodrill.com.

Cautionary Note Regarding Forward-Looking Statements

The above statements may include forward-looking statements and are subject to risks and uncertainties. Forward-looking statements give the company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. The statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All statements other than statements of historical facts included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.

These forward-looking statements are largely based on our expectations and beliefs concerning future events, which reflect estimates and assumptions made by the company’s management. These estimates and assumptions reflect the company’s best judgment based on currently known market conditions and other factors relating to the company’s operations and business environment, all of which are difficult to predict and many of which are beyond its control.

Although the company believes its estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the company’s control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this release are not guarantees of future performance, and the company cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to the factors listed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections contained in its filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this release. The company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to the company or persons acting on its behalf.

Contact:

Bob Jarvis
Investor Relations
Bronco Drilling Company
(405) 242-4444 EXT: 102
bjarvis@broncodrill.com